                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) MARCH 15, 2002

                              CNH RECEIVABLES INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

33-84922, 3-992298, 333-52493, 333-82741                 76-0439709
         (Commission File Number)           (I.R.S. Employer Identification No.)



100 SOUTH SAUNDERS ROAD LAKE FOREST, IL                   600 045
(Address of Principal Executive Offices)                 (Zip Code)

                                  (847)735-9200
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

EXHIBIT NO.                   DOCUMENT DESCRIPTION


20.1                          Monthly Servicer Report dated March 15, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CNH RECEIVABLES INC.
                                              (Registrant)

Dated: March 15, 2002                            By:        /s/ L. William York
                                                    ---------------------------
                                                          L. William York
                                                          Senior VP & Acting CFO

                               INDEX TO EXHIBITS


EXHIBIT SEQUENTIAL NO.        DOCUMENT DESCRIPTION

20.1                          Monthly Servicer Report dated March 15, 2002